UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7056
                                                     ---------------------

                     Nuveen Select Maturities Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: March 31
                                           ------------------

                  Date of reporting period: March 31, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                    ANNUAL REPORT March 31, 2006

                          Nuveen Investments
                          Municipal Exchange-Traded
                          Closed-End Funds

NUVEEN SELECT MATURITIES
          MUNICIPAL FUND
                     NIM

Photo of: Man, woman and child at the beach.
Photo of: A child.

                          DEPENDABLE,
                          TAX-FREE INCOME BECAUSE
                          IT'S NOT WHAT YOU EARN,
                          IT'S WHAT YOU KEEP.(R)

                                                        Logo: NUVEEN Investments

Photo of: Woman
Photo of: Man and child
Photo of: Woman

NOW YOU CAN RECEIVE YOUR NUVEEN FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN FUND INFORMATION BY E-MAIL.

It only takes a minute to sign up for E-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if you wish.


                             ----------------------
                               DELIVERY DIRECT TO
                                YOUR E-MAIL INBOX
                             ----------------------


IT'S FAST, EASY & FREE:

WWW.INVESTORDELIVERY.COM
if you get your Nuveen Fund dividends
and statements from your financial
advisor or brokerage account.

OR

WWW.NUVEEN.COM/ACCOUNTACCESS
if you get your Nuveen Fund dividends
and statements directly from Nuveen.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)


Logo: NUVEEN Investments

Photo: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
     LETTER TO SHAREHOLDERS


Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

Municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. I encourage you to contact your personal financial advisor who can help explain this important investment strategy.


"PORTFOLIO DIVERSIFICATION IS A RECOGNIZED WAY TO TRY TO REDUCE SOME OF THE RISK THAT COMES WITH INVESTING."


Nuveen Investments is pleased to offer you choices when it comes to receiving your fund reports. As an alternative to mailed print copies, you can also sign up to receive future Fund reports and other Fund information by e-mail and the Internet. Not only will you receive the information faster, but this may also help lower your Fund's expenses. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

May 3, 2006

Nuveen Select Maturities Municipal Fund
NIM

Portfolio Manager's
        COMMENTS

Portfolio manager John Miller discusses the economic and municipal market environments, key investment strategies, and the annual performance of the Nuveen Select Maturities Municipal Fund. With 13 years of municipal market experience, including 10 years with Nuveen, John has managed NIM since 2001.



WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED MARCH 31, 2006?

During this reporting period, we saw an increase in interest rates across the yield curve, although short-term rates rose at a much faster pace than longer-term rates. Between April 1, 2005, and March 31, 2006, the Federal Reserve announced eight increases of 0.25% each in the fed funds rate, raising this short-term target by 200 basis points (from 2.75% to 4.75%). In all, the Fed has implemented fifteen 0.25% increases in the fed funds rate since June 2004. However, yields in the longer part of the curve proved to be more resistant to increases. The yield on the benchmark 10-year U.S. Treasury note ended March 2006 at 4.85%, up from 4.50% twelve months earlier, while the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, was 5.14% at the end of March 2006, an increase of just 11 basis points from the beginning of April 2005. As interest rates increased, bond valuations generally declined, and the yield curve flattened as shorter-term rates approached the levels of longer-term rates.

Even with rising interest rates, increased energy prices, and a housing market that gave some indications of softening, the economy remained resilient, with a healthy pattern of growth. After expanding at a rate of 3.3% in the second quarter of 2005, the U.S. gross domestic product (GDP) grew by 4.1% in the third quarter before slowing to 1.7% in the fourth quarter (all GDP numbers are annualized). In the first quarter of 2006, the GDP rebounded to 4.8%, fueled by the return of consumer and federal spending and increased business investment in equipment. The overall employment picture remained positive, with national unemployment at 4.7% in March 2006, down from 5.1% in March 2005. Despite a slight increase in inflation expectations, the year-over-year increase in the Consumer Price Index as of March 2006 remained relatively benign, at 3.4%. However, for the first three months of 2006, inflation rose at the slightly faster pace of 4.3% annualized, compared with 3.4% for all of 2005.

Over the 12 months ended March 2006, municipal bond supply nationwide remained relatively strong, as $403.6 billion in new securities came to market, down 1.5% from the previous 12 months. However, following record levels of issuance in calendar year 2005, we saw a dramatic drop-off in supply during the first three months of 2006, when municipal issuance totaled $69.6 billion, a decrease of 29% from the same period in 2005. During the first quarter of 2006, the transportation and education sectors and general purpose bonds experienced the largest drops in issuance. A major factor in the 2006 YTD decline has been the sharp reduction in pre-refunding volume, which was off 55% from last year's levels. Although interest rates remained favorable for refundings, most borrowers already had ample opportunities to come to the market during 2005. Overall, demand for municipal bonds remained strong and diversified during this period.


WHAT KEY STRATEGIES WERE USED TO MANAGE NIM DURING THE 12 MONTHS ENDED MARCH 31, 2006?

As interest rates rose and the yield curve flattened during this period, our key strategies continued to include careful duration1 management and yield curve positioning. On the whole, bonds in the intermediate range of the yield curve were the most negatively impacted by changes in the curve over this period. As a result, these bonds generally underperformed bonds with longer durations as well as the municipal market as a whole, with issues having the longest durations (22 years and longer) posting the best returns for the period. This environment presented some challenges for NIM, which--in keeping with its investment parameters--maintains a maximum average maturity of 15 years for portfolio holdings.

Consequently, our purchase activity during this period focused mainly on the longer end of the range of bonds we could purchase for the Fund, that is, bonds maturing in 10 to 20 years. In addition to helping us position NIM's duration more advantageously in the current environment, we believed that bonds in this part of the yield curve generally offered more attractive opportunities and the best values. During this period, we also reinvested proceeds from called bonds and sinking fund payments in the 10- to 20-year part of the curve, which helped to improve NIM's overall call protection profile.

In looking for potential purchase candidates, we kept an opportunistic eye toward all types of issuance that we believed could add value to NIM's portfolio. Because NIM entered this reporting period fully invested and with routine bond call exposure, the sharp



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

decline in supply during the last three months of this period had little impact on our purchase activity or on our ability to keep the Fund fully invested.

During this period, the types of bonds we sought for NIM were generally more defensive, including higher coupon bonds that can help to protect the Fund from interest rate risk by providing a "cushion" of additional income if rates continue to rise. For the most part, we also focused on purchasing higher quality bonds (i.e., AAA and AA rated). In our opinion, NIM's current exposure to bonds rated BBB or lower and nonrated bonds is at an appropriate level for the Fund, and our goal during this period was to maintain, but not expand, that exposure.

Overall, NIM continued to be well diversified geographically. During this period, we purchased additional paper issued in specialty states, particularly Florida, Kentucky, and Colorado, where we found attractively priced opportunities. Because of the higher tax levels in many of these specialty states, these bonds are generally in great demand by retail investors, which helps to support their value.


HOW DID THE FUND PERFORM?

Results for NIM, as well as relevant index and peer group information, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*

For periods ended 3/31/06

                           1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NIM                        4.02%            2.86%             4.03%
--------------------------------------------------------------------------------
Lehman Brothers
7-Year Municipal
Bond Index2                2.63%            4.57%             5.28%
--------------------------------------------------------------------------------
Lipper General and
Insured Unleveraged
Municipal Debt Funds
Average3                   5.08%            5.05%             5.47%
--------------------------------------------------------------------------------

*    Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for NIM in this report.


2 The Lehman Brothers 7-Year Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds with maturities ranging from six to eight years. Results for the Lehman index do not reflect any expenses.

3 The Lipper General and Insured Unleveraged Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 8; 5 years, 8; and 10 years, 8. Fund and Lipper returns assume reinvestment of dividends.

For the 12 months ended March 31, 2006, the total return on net asset value
(NAV) for NIM outperformed the return for its Lehman Brothers benchmark. Due in part to its intermediate-term orientation, NIM underperformed the average return for the Lipper peer group, which consists predominately of longer-term funds. This was especially relevant during this reporting period, when the longest bonds posted the best returns.

During this reporting period, factors having an impact on NIM's return included yield curve and duration positioning, allocations to lower-rated credits, and security-specific issues such as advance refundings4 and credit spreads.

As the yield curve continued to flatten over the course of this period, yield curve and duration positioning played an important role in NIM's performance. As noted earlier, intermediate bonds were the most impacted by the recent changes in the yield curve and generally underperformed longer bonds. While NIM maintained its intermediate-term orientation, our trading activity over the past 12 months, which emphasized bonds at the longer-end of the maturity range we can purchase for this Fund, helped NIM's performance for the period.

With bonds rated BBB or lower and nonrated bonds generally outperforming other credit quality sectors during this period, NIM benefited from its allocation of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and caused credit spreads to tighten. As of March 31, 2006, bonds rated BBB or lower and nonrated bonds accounted for 19% of NIM's portfolio. NIM's heavy exposure to this sector of the market contributed to its outperformance of the Lehman Brothers 7-Year Municipal Bond Index, which has a smaller allocation of lower-rated bonds.

Among the lower-rated holdings making contributions to NIM's total return for this period were healthcare (including hospital) bonds, charter schools, tax incremental finance districts, and tobacco credits. As of March 31, 2006, NIM held approximately 4% of its portfolio in unenhanced, uninsured tobacco bonds, which were among the top performing sectors for 2005. In terms of total return performance for this reporting period, the top three holdings in NIM's portfolio were Iowa Tobacco Settlement Authority, which was rated BBB prior to refunding; BBB rated Badger Tobacco Asset Securitization Corporation


4 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

bonds (Wisconsin); and bonds issued by the Northwest Parkway Public Highway Authority (Colorado).

We also continued to see a number of advance refundings during this period, which benefited NIM through price appreciation and enhanced credit quality. Approximately 3% of the Fund's portfolio was advance-refunded during this period, including our $1.8 million position in tobacco credits issued by the Iowa Tobacco Settlement Authority; and $515,000 in bonds issued by the Illinois Health Facilities Authority for Silver Cross Hospital and Medical Centers.

While advance refundings generally enhanced performance for this 12-month period, the rising interest rate environment--especially at the short-end of the yield curve--meant that NIM's holdings of older, previously pre-refunded bonds tended to underperform the general municipal market, due primarily to the shorter effective maturities of these bonds.

HOW WAS NIM POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF MARCH 31, 2006?

We continued to believe that maintaining strong overall credit quality was an important requirement. As of March 31, 2006, NIM continued to offer excellent credit quality, with 66% of its portfolio allocated to bonds rated AAA/U.S. guaranteed and AA and another 15% in bonds rated A.

As of March 31, 2006, 6% of NIM's portfolio was subject to potential bond calls during the period April 2006 through the end of 2007. NIM continued to hold these callable bonds in part due to their income and performance potential. The number of actual bond calls will depend largely on future market interest rates.

Dividend and Share Price
     INFORMATION

NIM was able to maintain a stable dividend throughout this 12-month reporting period. In addition, due to capital gains generated by normal portfolio activity, NIM's shareholders received a net ordinary income distribution of $0.0014 per share at the end of December 2005.

NIM seeks to pay stable dividends at rates that reflect the Fund's past results and projected future performance. During certain periods, NIM may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. NIM will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2006, NIM had a positive UNII balance for tax purposes and a negative UNII balance for financial statement purposes.

At the end of the reporting period on March 31, 2006, NIM was trading at a discount of -1.97% to its NAV. By comparison, the Fund's average discount over the entire 12-month reporting period was -4.24%.

Nuveen Select Maturities Municipal Fund
NIM

Performance
     OVERVIEW As of March 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              60%
AA                                6%
A                                15%
BBB                              14%
BB or Lower                       1%
N/R                               4%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE 2
Apr                           0.0395
May                           0.0395
Jun                           0.0395
Jul                           0.0395
Aug                           0.0395
Sep                           0.0395
Oct                           0.0395
Nov                           0.0395
Dec                           0.0395
Jan                           0.0395
Feb                           0.0395
Mar                           0.0395

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/01/05                       9.3
                              9.3
                              9.3
                              9.33
                              9.31
                              9.36
                              9.43
                              9.62
                              9.53
                              9.55
                              9.55
                              9.63
                              9.59
                              9.65
                              9.55
                              9.5
                              9.63
                              9.49
                              9.5
                              9.59
                              9.52
                              9.52
                              9.56
                              9.55
                              9.64
                              9.63
                              9.52
                              9.67
                              9.68
                              9.7
                              9.64
                              9.58
                              9.68
                              9.59
                              9.62
                              9.64
                              9.82
                              9.75
                              9.8
                              9.81
                              9.81
                              9.89
                              9.89
                              9.88
                              9.75
                              9.78
                              9.77
                              9.86
                              9.83
                              9.8
                              9.72
                              9.77
                              9.67
                              9.68
                              9.7
                              9.68
                              9.65
                              9.7
                              9.68
                              9.66
                              9.72
                              9.83
                              9.81
                              9.78
                              9.83
                              9.84
                              9.91
                              10.03
                              10.08
                              9.95
                              9.84
                              10.05
                              10.05
                              9.87
                              10.04
                              10
                              10.07
                              9.99
                              9.98
                              10
                              10.09
                              10.08
                              10.09
                              10.14
                              10.2
                              10.2
                              10.2
                              10.05
                              9.99
                              9.87
                              9.81
                              9.93
                              9.82
                              9.83
                              9.84
                              9.87
                              9.88
                              9.87
                              9.9
                              9.9
                              10.07
                              10.05
                              10.05
                              10.18
                              10.2
                              10.06
                              9.94
                              9.95
                              10
                              10.19
                              10.06
                              10.14
                              10.14
                              10.11
                              10.15
                              10.15
                              10.05
                              10.13
                              9.94
                              9.94
                              10.08
                              10.01
                              10.02
                              10.08
                              10.03
                              10.1
                              10.15
                              10.3
                              10.27
                              10.3
                              10.34
                              10.15
                              10.04
                              9.85
                              9.88
                              9.76
                              9.7
                              9.65
                              9.6
                              9.71
                              9.94
                              10.04
                              9.8
                              9.97
                              10.02
                              9.95
                              9.74
                              9.72
                              9.95
                              9.76
                              9.98
                              10
                              9.67
                              9.61
                              9.72
                              9.72
                              9.81
                              9.75
                              9.72
                              9.63
                              9.75
                              9.63
                              9.61
                              9.61
                              9.66
                              9.67
                              9.67
                              9.72
                              9.63
                              9.63
                              9.59
                              9.55
                              9.68
                              9.79
                              9.56
                              9.62
                              9.47
                              9.45
                              9.47
                              9.46
                              9.46
                              9.5
                              9.42
                              9.42
                              9.4
                              9.5
                              9.45
                              9.49
                              9.53
                              9.53
                              9.51
                              9.66
                              9.6
                              9.6
                              9.53
                              9.55
                              9.71
                              9.9
                              9.96
                              9.8
                              9.85
                              10
                              10.05
                              10.12
                              9.81
                              10.14
                              10.08
                              10.15
                              9.95
                              9.95
                              10.04
                              9.99
                              10.01
                              10.01
                              10
                              10.01
                              9.83
                              9.91
                              9.76
                              9.76
                              9.86
                              9.85
                              9.85
                              9.8
                              9.96
                              10.09
                              9.9
                              9.78
                              10.01
                              9.9
                              9.99
                              9.89
                              9.81
                              9.83
                              9.78
                              9.79
                              9.72
                              9.75
                              9.72
                              9.83
                              9.83
                              9.76
                              9.89
                              9.91
                              10
                              9.96
                              9.9
                              9.9
                              9.99
                              9.97
                              9.99
                              9.94
                              10
                              9.98
                              9.84
3/31/06                       9.95


FUND SNAPSHOT
------------------------------------
Share Price                    $9.95
------------------------------------
Net Asset Value               $10.15
------------------------------------
Premium/(Discount) to NAV     -1.97%
------------------------------------
Market Yield                   4.76%
------------------------------------
Taxable-Equivalent Yield1      6.61%
------------------------------------
Net Assets ($000)           $125,857
------------------------------------
Average Effective
Maturity on Securities
(Years)                        10.94
------------------------------------
Modified Duration               4.11
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/18/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         12.21%         4.02%
------------------------------------
5-Year          2.96%         2.86%
------------------------------------
10-Year         4.13%         4.03%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Colorado                       12.9%
------------------------------------
Illinois                       11.4%
------------------------------------
Washington                      9.7%
------------------------------------
New York                        8.5%
------------------------------------
South Carolina                  6.5%
------------------------------------
Texas                           5.8%
------------------------------------
District of Columbia            4.1%
------------------------------------
Wisconsin                       3.8%
------------------------------------
Florida                         3.8%
------------------------------------
Arkansas                        3.0%
------------------------------------
Kansas                          3.0%
------------------------------------
Iowa                            2.4%
------------------------------------
Michigan                        2.3%
------------------------------------
Alabama                         2.1%
------------------------------------
Tennessee                       1.8%
------------------------------------
California                      1.8%
------------------------------------
Utah                            1.7%
------------------------------------
Connecticut                     1.7%
------------------------------------
Other                          13.7%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Utilities                      20.8%
------------------------------------
Health Care                    15.8%
------------------------------------
U.S. Guaranteed                15.2%
------------------------------------
Tax Obligation/Limited         11.1%
------------------------------------
Consumer Staples                5.8%
------------------------------------
Transportation                  5.5%
------------------------------------
Long-Term Care                  5.3%
------------------------------------
Tax Obligation/General          5.1%
------------------------------------
Education and Civic
  Organizations                 4.6%
------------------------------------
Other                          10.8%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a net ordinary income distribution in December 2005 of $0.0014 per share.

Report of
   INDEPENDENT REGISTERED PUBLIC
   ACCOUNTING FIRM


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN SELECT MATURITIES MUNICIPAL FUND


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Select Maturities Municipal Fund as of March 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Select Maturities Municipal Fund at March 31, 2006, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
May 11, 2006

                        Nuveen Select Maturities Municipal Fund (NIM)
                        Portfolio of
                                INVESTMENTS March 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.1%

$       2,000   Alabama 21st Century Authority, Tobacco Settlement Revenue           12/11 at 101.00          A-     $    2,110,980
                 Bonds, Series 2001, 5.750%, 12/01/17

          500   Marshall County Healthcare Authority, Alabama, Revenue Bonds,         1/12 at 101.00          A-            544,415
                 Series 2002A, 6.250%, 1/01/22

------------------------------------------------------------------------------------------------------------------------------------
        2,500   Total Alabama                                                                                             2,655,395
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.2%

          700   Phoenix Industrial Development Authority, Arizona, Statewide          4/08 at 101.50         AAA            721,301
                 Single Family Mortgage Revenue Bonds, Series 1998C,
                 6.650%, 10/01/29 (Alternative Minimum Tax)

          750   Winslow Industrial Development Authority, Arizona, Hospital             No Opt. Call         N/R            754,477
                 Revenue Bonds, Winslow Memorial Hospital, Series 1998,
                 5.750%, 6/01/08

------------------------------------------------------------------------------------------------------------------------------------
        1,450   Total Arizona                                                                                             1,475,778
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 2.9%

        1,000   Fort Smith, Arkansas, Water and Sewer Revenue Refunding and          10/11 at 100.00         AAA          1,062,940
                 Construction Bonds, Series 2002A, 5.250%, 10/01/17 - FSA Insured

        1,000   Jonesboro, Arkansas, Industrial Development Revenue Bonds,              No Opt. Call          A+          1,032,680
                 Anheuser Busch Inc. Project, Series 2002, 4.600%, 11/15/12

        1,380   North Little Rock, Arkansas, Electric Revenue Refunding Bonds,          No Opt. Call         AAA          1,593,279
                 Series 1992A, 6.500%, 7/01/15 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,380   Total Arkansas                                                                                            3,688,899
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 1.7%

        2,115   Vernon, California, Electric System Revenue Bonds, Malburg            4/08 at 100.00         Aaa          2,186,931
                 Generating Station Project, Series 2003C, 5.250%, 4/01/17
                 (Pre-refunded 4/01/08)
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 12.8%

        2,895   Centennial Downs Metropolitan District, Colorado, General            12/14 at 100.00         AAA          3,047,653
                 Obligation Bonds, Series 1999, 5.000%, 12/01/20 -
                 AMBAC Insured

        1,175   Colorado Educational and Cultural Facilities Authority, Charter      12/13 at 100.00         AAA          1,187,467
                 School Revenue Bonds, Classical Academy, Series 2003,
                 4.500%, 12/01/18 - XLCA Insured

        1,405   Colorado Educational and Cultural Facilities Authority, Charter       7/12 at 100.00         BBB          1,460,315
                 School Revenue Bonds, Douglas County School District
                 RE-1 - DCS Montessori School, Series 2002A, 6.000%, 7/15/22

          435   Colorado Housing Finance Authority, Single Family Program             4/10 at 105.00          AA            445,710
                 Senior Bonds, Series 2000D-2, 6.900%, 4/01/29
                 (Alternative Minimum Tax)

        1,025   Denver Health and Hospitals Authority, Colorado, Healthcare          12/11 at 100.00         BBB          1,089,749
                 Revenue Bonds, Series 2001A, 6.000%, 12/01/23

        1,465   Denver West Metropolitan District, Colorado, General Obligation      12/13 at 100.00          AA          1,458,071
                 Refunding and Improvement Bonds, Series 2003,
                 4.500%, 12/01/18 - RAAI Insured

        1,340   Eagle Bend Metropolitan District 2, Colorado, General                12/14 at 101.00          AA          1,389,835
                 Obligation Bonds, Series 2004, 5.000%, 12/01/20 -
                 RAAI Insured

          132   El Paso County, Colorado, FNMA Mortgage-Backed Single Family            No Opt. Call         Aaa            132,893
                 Revenue Refunding Bonds, Series 1992A-2, 8.750%, 6/01/11

           70   Northwest Parkway Public Highway Authority, Colorado, Revenue         6/11 at 102.00         AAA             73,205
                  Bonds, Senior Series 2001A, 5.250%, 6/15/41 - FSA Insured

        5,875   Northwest Parkway Public Highway Authority, Colorado, Senior           6/11 at 38.04         AAA          1,760,268
                 Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/27 -
                 AMBAC Insured


                                       12

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$       1,000   Summit County, Colorado, Sports Facilities Revenue Refunding            No Opt. Call         AAA     $    1,016,670
                 Bonds, Keystone Resorts Management, Inc. Project,
                 Series 1990, 7.750%, 9/01/06

        2,845   University of Colorado Hospital Authority, Revenue Bonds,            11/11 at 100.00        Baa1          2,986,254
                 Series 2001A, 5.600%, 11/15/21

------------------------------------------------------------------------------------------------------------------------------------
       19,662   Total Colorado                                                                                           16,048,090
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 1.7%

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          500    5.500%, 1/01/14 (Alternative Minimum Tax)                            7/06 at 100.00         BBB            503,250
        1,570    5.500%, 1/01/15 (Alternative Minimum Tax)                            1/15 at 100.00         BBB          1,590,175

------------------------------------------------------------------------------------------------------------------------------------
        2,070   Total Connecticut                                                                                         2,093,425
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 4.0%

        4,105   District of Columbia, General Obligation Refunding Bonds,               No Opt. Call         AAA          4,135,295
                 Series 1993A, 6.000%, 6/01/07 - MBIA Insured

          900   District of Columbia, General Obligation Refunding Bonds,               No Opt. Call         AAA            906,912
                 Series 1993A, 6.000%, 6/01/07 - MBIA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
        5,005   Total District of Columbia                                                                                5,042,207
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 3.7%

        2,400   Deltona, Florida, Utility Systems Water and Sewer Revenue            10/13 at 100.00         AAA          2,582,280
                 Bonds, Series 2003, 5.250%, 10/01/17 - MBIA Insured

        2,000   Orange County, Florida, Tourist Development Tax Revenue Bonds,       10/15 at 100.00         AAA          2,112,240
                 Series 2005, 5.000%, 10/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,400   Total Florida                                                                                             4,694,520
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 11.2%

          845   Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero      1/09 at 100.00         N/R            894,171
                 Redevelopment Project, Series 1998, 7.000%, 1/01/14

        4,920   Illinois Development Finance Authority, GNMA Collateralized           4/11 at 105.00         Aaa          5,074,390
                 Mortgage Revenue Bonds, Greek American Nursing Home
                 Committee, Series 2000A, 7.600%, 4/20/40

        2,000   Illinois Development Finance Authority, Revenue Refunding             4/10 at 102.00        BBB-          2,144,660
                 Bonds, Olin Corporation, Series 1993D, 6.750%, 3/01/16

        2,000   Illinois Educational Facilities Authority, Revenue Bonds,             3/34 at 100.00          A1          1,999,640
                 Art Institute of Chicago, Series 2000, 4.450%, 3/01/34
                 (Mandatory put 3/01/15)

        1,000   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00        Baa3          1,110,670
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.625%, 5/01/17

          695   Illinois Health Facilities Authority, Revenue Bonds, Silver Cross     8/09 at 101.00           A            719,700
                 Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19

          515   Illinois Health Facilities Authority, Revenue Bonds, Silver           8/09 at 101.00       A (3)            547,569
                 Cross Hospital and Medical Centers, Series 1999,
                 5.500%, 8/15/19 (Pre-refunded 8/15/09)

        1,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,        2/19 at 100.00          A+          1,013,800
                 Edward Hospital, Series 1993A, 6.000%, 2/15/19

          585   Illinois Housing Development Authority, Section 8 Elderly             5/06 at 100.00          A-            585,614
                 Housing Revenue Bonds, Skyline Towers Apartments,
                 Series 1992B, 6.625%, 11/01/07

------------------------------------------------------------------------------------------------------------------------------------
       13,560   Total Illinois                                                                                           14,090,214
------------------------------------------------------------------------------------------------------------------------------------

                INDIANA - 0.8%

        1,000   Indianapolis Local Public Improvement Bond Bank, Indiana,               No Opt. Call          AA          1,024,040
                 Series 1992D, 6.600%, 2/01/07
------------------------------------------------------------------------------------------------------------------------------------


                                       13


                        Nuveen Select Maturities Municipal Fund (NIM) (continued)
                             Portfolio of INVESTMENTS March 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 2.4%

$       1,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis             7/10 at 100.00          A1     $    1,065,530
                 Medical Center, Series 2000, 6.250%, 7/01/25

        1,800   Iowa Tobacco Settlement Authority, Tobacco Settlement                 6/11 at 101.00         AAA          1,918,656
                 Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25
                 (Pre-refunded 6/01/11)

------------------------------------------------------------------------------------------------------------------------------------
        2,800   Total Iowa                                                                                                2,984,186
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 2.9%

        3,500   Wichita, Kansas, Hospital Facilities Revenue Refunding and           11/11 at 101.00          A+          3,670,765
                 Improvement Bonds, Via Christi Health System Inc.,
                 Series 2001-III, 5.500%, 11/15/21
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 1.6%

        2,000   Kentucky Housing Corporation, Housing Revenue Bonds,                  1/15 at 100.60         AAA          2,060,880
                 Series 2005G, 5.000%, 7/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 0.9%

        1,100   Maryland Energy Financing Administration, Revenue Bonds,              9/07 at 100.00         N/R          1,113,508
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 1.3%

        1,480   Massachusetts Housing Finance Agency, Rental Housing                  7/10 at 100.00         AAA          1,583,230
                 Mortgage Revenue Bonds, Series 2000H, 6.650%, 7/01/41 -
                 MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 2.3%

        1,000   Cornell Township Economic Development Corporation,                    5/12 at 100.00         AAA          1,111,030
                 Michigan, Environmental Improvement Revenue Refunding
                 Bonds, MeadWestvaco Corporation-Escanaba Project,
                 Series 2002, 5.875%, 5/01/18 (Pre-refunded 5/01/12)

          644   Michigan State Hospital Finance Authority, Collateralized Loan,         No Opt. Call        Baa2            646,178
                 Detroit Medical Center, Series 2001, 7.360%, 3/01/07

          600   Michigan State Hospital Finance Authority, Hospital Revenue           7/06 at 102.00         Ba3            604,488
                 Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16

          470   Michigan State Hospital Finance Authority, Revenue Refunding          8/12 at 100.00         BB-            470,724
                 Bonds, Detroit Medical Center, Series 1988A, 8.125%, 8/15/12

------------------------------------------------------------------------------------------------------------------------------------
        2,714   Total Michigan                                                                                            2,832,420
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.9%

        1,000   White Earth Band of Chippewa Indians, Minnesota, Revenue                No Opt. Call           A          1,069,880
                 Bonds, Series 2000A, 7.000%, 12/01/11 - ACA Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 0.8%

        1,000   Dodge County School District 1, Nebraska, Fremont Public             12/14 at 100.00         Aaa          1,051,440
                 Schools, General Obligation Bonds, Series 2004,
                 5.000%, 12/15/19 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 8.4%

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00          AA          1,080,460
                 Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 -
                 RAAI Insured

        1,500   New York State Energy Research and Development Authority,             6/36 at 100.00          A1          1,500,390
                 Facilities Revenue Bonds, Consolidated Edison Company Inc.,
                 Series 2001A, 4.700%, 6/01/36 (Mandatory put 10/01/12)
                 (Alternative Minimum Tax)

          695   New York State Medical Care Facilities Finance Agency,                8/06 at 102.00         AA+            710,109
                 FHA-Insured Mortgage Hospital and Nursing Home Revenue
                 Bonds, Series 1995C, 6.100%, 8/15/15

        2,130   Niagara Falls, Niagara County, New York, General Obligation             No Opt. Call         AAA          2,273,839
                 Water Treatment Plant Bonds, Series 1994,
                 8.500%, 11/01/07 - MBIA Insured (Alternative Minimum
                 Tax) (ETM)

        4,300   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          4,952,955
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,625   Total New York                                                                                           10,517,753
------------------------------------------------------------------------------------------------------------------------------------


                                       14

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.6%

$       1,880   Union County, North Carolina, Certificates of Participation,          6/13 at 101.00         AAA     $    1,990,281
                 Series 2003, 5.000%, 6/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 0.7%

        1,000   Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds,           No Opt. Call          A+          1,007,590
                 Cargill Inc., Series 2004B, 4.500%, 12/01/15
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.9%

        1,150   Oklahoma State Industries Authority, Health System Revenue            8/06 at 102.00         AAA          1,177,416
                 Refunding Bonds, Baptist Medical Center, Series 1995D,
                 5.000%, 8/15/14 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 1.2%

        1,300   Pennsylvania Higher Educational Facilities Authority, College           No Opt. Call         Aaa          1,490,203
                 Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 6.4%

          750   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          AA            782,625
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/19

        1,540   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          1,932,330
                 Revenue Bonds, Series 1991, 6.750%, 1/01/19 -
                 FGIC Insured (ETM)

        2,835   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          3,487,419
                 Revenue Bonds, Series 1991, 6.750%, 1/01/19 - FGIC Insured

        1,260   South Carolina JOBS Economic Development Authority,                     No Opt. Call    Baa2 (3)          1,382,951
                 Hospital Revenue Bonds, Palmetto Health Alliance,
                 Series 2000A, 7.000%, 12/15/10 (ETM)

          500   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB            524,580
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
        6,885   Total South Carolina                                                                                      8,109,905
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.8%

                Shelby County Health, Educational and Housing Facilities Board,
                Tennessee, Hospital Revenue Bonds, Methodist Healthcare, Series 2002:
          750    6.000%, 9/01/17 (Pre-refunded 9/01/12)                               9/12 at 100.00      A- (3)            841,695
        1,250    6.000%, 9/01/17 (Pre-refunded 9/01/12)                               9/12 at 100.00      A- (3)          1,402,825

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Tennessee                                                                                           2,244,520
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 5.7%

        1,055   Austin, Texas, General Obligation Bonds, Series 2004,                 9/14 at 100.00         AAA          1,102,486
                 5.000%, 9/01/20 - MBIA Insured

          385   Austin-Travis County Mental Health Center, Texas, Revenue             9/06 at 100.50         AAA            390,983
                 Bonds, Mental Health and Mental Retardation Center
                 Facilities Acquisition Program, Series 1995A, 6.500%, 3/01/15 -
                 FSA Insured

        2,000   Brazos River Authority, Texas, Collateralized Revenue                 6/14 at 100.00         AAA          1,981,020
                 Refunding Bonds, CenterPoint Energy Inc., Series 2004B,
                 4.250%, 12/01/17 - FGIC Insured

          140   Galveston Property Finance Authority Inc., Texas, Single Family       9/06 at 100.00          A3            140,403
                 Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

        2,500   Matagorda County Navigation District 1, Texas, Pollution             11/29 at 100.00         BBB          2,512,475
                 Control Revenue Refunding Bonds, Central Power and Light
                 Company, Series 2001A, 4.550%, 11/01/29 (Mandatory
                 put 11/01/06)

          460   Tom Green County Health Facilities Development Corporation,             No Opt. Call        Baa3            460,676
                 Texas, Hospital Revenue Bonds, Shannon Health System
                 Project, Series 2001, 5.600%, 5/15/06

          200   Travis County Health Facilities Development Corporation,              6/06 at 100.00         Aaa            200,174
                 Texas, Hospital Revenue Bonds, Daughters of Charity
                 National Health System, Series 1993B, 5.900%, 11/15/07 (ETM)

          415   Tri-County Mental Health and Retardation Center, Texas,               9/06 at 100.50         AAA            421,449
                 Revenue Bonds, Facilities Acquisition Program, Series 1995E,
                 6.500%, 3/01/15 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,155   Total Texas                                                                                               7,209,666
------------------------------------------------------------------------------------------------------------------------------------


                                       15


                        Nuveen Select Maturities Municipal Fund (NIM) (continued)
                             Portfolio of INVESTMENTS March 31, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS (1)    RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.7%

$       2,055   Bountiful, Davis County, Utah, Hospital Revenue Refunding               No Opt. Call         N/R     $    2,125,692
                 Bonds, South Davis Community Hospital Project, Series 1998,
                 6.000%, 12/15/10
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 9.6%

                Washington Public Power Supply System, Revenue Refunding
                Bonds, Nuclear Project 1, Series 1993A:
        1,340    7.000%, 7/01/07 (ETM)                                                  No Opt. Call         Aaa          1,395,690
        1,130    7.000%, 7/01/08 (ETM)                                                  No Opt. Call         Aaa          1,211,609

                Washington Public Power Supply System, Revenue Refunding
                Bonds, Nuclear Project 1, Series 1993A:
          160    7.000%, 7/01/07                                                        No Opt. Call         Aaa            166,429
        1,870    7.000%, 7/01/08                                                        No Opt. Call         AAA          2,000,021

          295   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         AAA            363,747
                 Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16 -
                 MBIA Insured

        7,000   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         Aaa          6,938,747
                 Bonds, Nuclear Project 3, Series 1990B, 0.000%, 7/01/06

------------------------------------------------------------------------------------------------------------------------------------
       11,795   Total Washington                                                                                         12,076,243
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 1.6%

        2,000   Harrison County Commission, West Virginia, Solid Waste                8/06 at 100.00         AAA          2,021,200
                 Disposal Revenue Bonds, West Penn Power Company,
                 Series 1994C, 6.750%, 8/01/24 - MBIA Insured (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 3.8%

                Badger Tobacco Asset Securitization Corporation, Wisconsin,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
          875    6.125%, 6/01/27                                                      6/12 at 100.00         BBB            925,899
        1,480    6.375%, 6/01/32                                                      6/12 at 100.00         BBB          1,587,936

        1,000   Wisconsin Health and Educational Facilities Authority,                7/11 at 100.00          A-          1,061,450
                 Revenue Bonds, Agnesian Healthcare Inc., Series 2001,
                 6.000%, 7/01/21

        1,150   Wisconsin Health and Educational Facilities Authority, Revenue        2/09 at 101.00           A          1,180,441
                 Bonds, Aurora Health Care Inc., Series 1999A,
                 5.500%, 2/15/20 - ACA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,505   Total Wisconsin                                                                                           4,755,726
------------------------------------------------------------------------------------------------------------------------------------
$     122,086   Total Investments (cost $121,354,800) - 98.6%                                                           124,092,003
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                      1,764,791
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 125,856,794
                ====================================================================================================================

                    (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                   (ETM) Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES March 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $121,354,800)                                                                              $124,092,003
Receivables:
   Interest                                                                                                               2,033,593
   Investments sold                                                                                                         330,000
Other assets                                                                                                                  7,804
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      126,463,400
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                                              523,021
Accrued expenses:
   Management fees                                                                                                           52,408
   Other                                                                                                                     31,177
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                     606,606
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                             $125,856,794
====================================================================================================================================
Shares outstanding                                                                                                       12,396,406
====================================================================================================================================
Net asset value per share outstanding (net assets divided by shares outstanding)                                       $      10.15
====================================================================================================================================



NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                                                                       $    123,964
Paid-in surplus                                                                                                         138,331,037
Undistributed (Over-distribution of) net investment income                                                                  (34,864)
Accumulated net realized gain (loss) from investments                                                                   (15,300,546)
Net unrealized appreciation (depreciation) of investments                                                                 2,737,203
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                             $125,856,794
====================================================================================================================================
Authorized shares                                                                                                         Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended March 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                                        $6,677,890
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                             622,490
Shareholders' servicing agent fees and expenses                                                                              13,136
Custodian's fees and expenses                                                                                                32,077
Trustees' fees and expenses                                                                                                   2,718
Professional fees                                                                                                            12,498
Shareholders' reports - printing and mailing expenses                                                                        27,087
Stock exchange listing fees                                                                                                  10,246
Investor relations expense                                                                                                   19,702
Other expenses                                                                                                                6,485
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                                                  746,439
   Custodian fee credit                                                                                                      (18,718
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                                727,721
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     5,950,169
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                                                                   (21,565)
Change in net unrealized appreciation (depreciation) of investments                                                        (838,865)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                                                    (860,430)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                                                    $5,089,739
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                                                                                     YEAR ENDED          YEAR ENDED
                                                                                                        3/31/06             3/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                              $  5,950,169        $  6,112,779
Net realized gain (loss) from investments                                                               (21,565)             22,958
Change in net unrealized appreciation (depreciation) of investments                                    (838,865)         (1,920,901)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                                 5,089,739           4,214,836
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                                           (5,892,915)         (5,904,969)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                            (5,892,915)         (5,904,969)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to reinvestment of distributions                     14,771                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital share transactions                                    14,771                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                                  (788,405)         (1,690,133)
Net assets at the beginning of year                                                                 126,645,199         128,335,332
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                                      $125,856,794        $126,645,199
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of year                      $    (34,864)       $    (88,272)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Notes to
                              FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Adviser will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2006, the Fund had no such outstanding purchase commitments.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Federal Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended March 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

Dividends and Distributions to Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended March 31, 2006.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

During the fiscal year ended March 31, 2006, 1,429 shares were issued to shareholders due to reinvestment of distributions. The Fund did not engage in transactions in its own shares during the fiscal year ended March 31, 2005.

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended March 31, 2006, aggregated $8,829,620 and $8,609,210, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At March 31, 2006, the cost of investments was $121,317,441.

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2006, were as follows:


--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                      $3,388,557
   Depreciation                                                        (613,995)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            $2,774,562
================================================================================

                        Notes to
                            FINANCIAL STATEMENTS (continued)


The tax components of undistributed net investment income and net realized gains at March 31, 2006, were as follows:

--------------------------------------------------------------------------------

Undistributed net tax-exempt income *                                   $353,483
Undistributed net ordinary income **                                      63,950
Undistributed net long-term capital gains                                     --
================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2006, paid on April 3, 2006.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended March 31, 2006 and March 31, 2005, was designated for purposes of the dividends paid deduction as follows:

2006
--------------------------------------------------------------------------------
Distributions from net tax-exempt income                              $5,875,503
Distributions from net ordinary income **                                 17,355
Distributions from net long-term capital gains ***                            --
================================================================================

2005
--------------------------------------------------------------------------------
Distributions from net tax-exempt income                              $5,875,221
Distributions from net ordinary income **                                 29,748
Distributions from net long-term capital gains                                --
================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended March 31, 2006.

At March 31, 2006, the Fund had unused capital loss carryforwards of $15,295,532 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $14,922 of the carryforward will expire in the year 2010, $6,523,386 will expire in 2011, $8,737,799 will expire in 2012,
$4,977 will expire in 2013 and $14,448 will expire in 2014.

The Fund elected to defer $5,016 of net realized losses from investments incurred from November 1, 2005 through March 31, 2006 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses were treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                     FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .3000%
For the next $125 million                                                 .2875
For the next $250 million                                                 .2750
For the next $500 million                                                 .2625
For the next $1 billion                                                   .2500
For net assets over $2 billion                                            .2375
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of March 31, 2006, the complex-level fee rate was .1887%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO SHAREHOLDERS

The Fund declared a dividend distribution of $.0395 per share from its tax-exempt net investment income which was paid on May 1, 2006, to shareholders of record on April 15, 2006.

                        Financial
                               HIGHLIGHTS

                        Selected data for a share outstanding throughout each period:
                                             INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                                   ------------------------------------    -----------------------------------
                                                       NET
                        BEGINNING         NET    REALIZED/                        NET                              ENDING     ENDING
                        NET ASSET  INVESTMENT   UNREALIZED                 INVESTMENT     CAPITAL               NET ASSET     MARKET
                            VALUE      INCOME   GAIN (LOSS)       TOTAL        INCOME       GAINS       TOTAL       VALUE      VALUE
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2006                   $10.22        $.48       $ (.07)        $.41        $(.48)        $ --       $(.48)     $10.15      $9.95
    2005                    10.35         .49         (.14)         .35         (.48)          --        (.48)      10.22       9.30
    2004                    10.34         .51           --          .51         (.50)          --        (.50)      10.35       9.93
    2003(a)                 10.57         .43         (.22)         .21         (.44)          --        (.44)      10.34       9.85
Year Ended 5/31:
    2002                    11.21         .57         (.57)          --         (.61)        (.03)       (.64)      10.57      10.45
    2001                    11.16         .62          .06          .68         (.63)          --        (.63)      11.21      10.87
====================================================================================================================================
                     TOTAL RETURNS                                          RATIOS/SUPPLEMENTAL DATA
                 ---------------------    ------------------------------------------------------------------------------------------
                                                                 BEFORE CREDIT                   AFTER CREDIT**
                                                          ---------------------------     --------------------------
                                                                         RATIO OF NET                   RATIO OF NET
                                                             RATIO OF      INVESTMENT        RATIO OF     INVESTMENT
                 BASED ON    BASED ON         ENDING      EXPENSES TO       INCOME TO     EXPENSES TO      INCOME TO       PORTFOLIO
                   MARKET   NET ASSET     NET ASSETS          AVERAGE         AVERAGE         AVERAGE        AVERAGE        TURNOVER
                    VALUE+      VALUE+          (000)      NET ASSETS      NET ASSETS      NET ASSETS     NET ASSETS            RATE
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2006            12.21%       4.02%      $125,857              .59%           4.67%            .57%          4.68%             7%
    2005            (1.52)       3.44        126,645              .61            4.81             .60           4.82             10
    2004             6.03        5.09        128,335              .63            4.92             .62           4.93             13
    2003(a)         (1.48)       2.03        128,106              .65*           4.95*            .65*          4.96*             6
Year Ended 5/31:
    2002             1.87        (.06)       130,959              .69            5.23             .68           5.23             48
    2001            13.15        6.19        138,804              .64            5.50             .61           5.53             35
====================================================================================================================================

*    Annualized.
**   After custodian fee credit.
+ Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(a)  For the period June 1, 2002 through March 31, 2003.

                                 See accompanying notes to financial statements.

                                  24-25 spread

Board Members
      AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             161
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Board                  Nuveen Institutional Advisory Corp.(3); Director (since 1996)
Chicago, IL 60606              Member                     of Institutional Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management; Chairman and
                                                          Director of Rittenhouse Asset Management, Inc. (since 1999);
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           161
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  161
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       161
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                161
3/6/48                                                    Business at the University of Connecticut (since 2002);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation; Director, SS&C
                                                          Technologies, Inc. (May 2005 - October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              159
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.


                                       26

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             161
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, December 2004) of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Chair of the Finance Committee and member of the Audit
                                                          Committee of Premier Health Partners, the not-for-profit
                                                          company of Miami Valley Hospital; Vice President, Dayton
                                                          Philharmonic Orchestra Association; Board Member,
                                                          Regional Leaders Forum, which promotes cooperation on
                                                          economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     161
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       161
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               161
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       27

Board Members
      AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               161
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 161
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999); Vice          161
11/28/67                       and Treasurer              President and Treasurer (since 1999) of Nuveen Investments,
333 W. Wacker Drive                                       Inc.; Vice President and Treasurer (1999-2004) of Nuveen
Chicago, IL 60606                                         Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC. (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             161
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems,
                                                          Scudder Investments Japan, (2000-2002), Senior Vice
                                                          President, Head of Plan Administration and Participant
                                                          Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  161
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           161
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           161
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director (since 2001) of Nuveen Asset
                                                          Management; Vice President (since 2002) of Nuveen
                                                          Investments Advisers Inc.; Chartered Financial Analyst.


                                       28


                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         161
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         161
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994-2004), The Northern
                                                          Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    161
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               161
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             161
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; formerly, Vice President
333 W. Wacker Drive            Secretary                  and Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $145 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.



                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/CEF                   o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-A-0306D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                     Nuveen Select Maturities Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                          AUDIT FEES BILLED      AUDIT-RELATED FEES            TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                              TO FUND             BILLED TO FUND           BILLED TO FUND       BILLED TO FUND
-------------------------------------------------------------------------------------------------------------------------------
March 31, 2006                                        $ 9,192                      $ 0                    $ 405            $ 0
-------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                        0%                       0%                       0%             0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------------------
March 31, 2005                                        $ 8,652                      $ 0                    $ 409            $ 0
-------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                        0%                       0%                       0%             0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                        AUDIT-RELATED FEES      TAX FEES BILLED TO         ALL OTHER FEES
                                        BILLED TO ADVISER AND       ADVISER AND           BILLED TO ADVISER
                                           AFFILIATED FUND        AFFILIATED FUND        AND AFFILIATED FUND
                                          SERVICE PROVIDERS      SERVICE PROVIDERS        SERVICE PROVIDERS
----------------------------------------------------------------------------------------------------------------
March 31, 2006                                            $ 0                $ 275,000                      $ 0
----------------------------------------------------------------------------------------------------------------
Percentage approved                                        0%                       0%                       0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------
March 31, 2005 (1)                                        $ 0                $ 282,575                      $ 0
----------------------------------------------------------------------------------------------------------------
Percentage approved                                        0%                       0%                       0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Nuveen Closed-End Funds tax return preparation.

(1) "Tax Fees Billed to Adviser and Affiliated Fund Service Providers" for the year ended 3/31/05 have been revised and primarily reflect fees billed to the Adviser for Nuveen Closed-End Funds tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                        TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                           BILLED TO FUND      REPORTING OF THE FUND)        ENGAGEMENTS)           TOTAL
-------------------------------------------------------------------------------------------------------------------------------
March 31, 2006                                          $ 405                $ 275,000                      $ 0      $ 275,405
March 31, 2005                                          $ 409                $ 282,575                      $ 0      $ 282,984

The above "Non-Audit Fees billed to Adviser" for both fiscal year ends include "Tax Fees" billed to Adviser in their respectable amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                                    FUND
John V. Miller                          Nuveen Select Maturities Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                 TYPE OF ACCOUNT
                                                      NUMBER OF
PORTFOLIO MANAGER             MANAGED                 ACCOUNTS       ASSETS
--------------------------------------------------------------------------------
John V. Miller      Registered Investment Company          4      $3,641 million
                    Other Pooled Investment Vehicles       2      $39.1 million
                    Other Accounts                         8      $1.2 million

* Assets are as of March 31, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. The portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining the portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of the NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2006, the S&P/Investortools Municipal Bond index was comprised of 46,877 securities with an aggregate current market value of $879 billion.

Base salary. The portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. The portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by the portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. The portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. The portfolio manager's simultaneous management of the Registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the March 31, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-------------------------- ---------------------------------------------- ----------------- ----------------------
                                                                                            DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES
                                                                          DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                          EQUITY            IN THE REMAINDER OF
                                                                          SECURITIES        NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND     INVESTMENT TEAM
-------------------------- ---------------------------------------------- ----------------- ----------------------
John V. Miller             Nuveen Select Maturities Municipal Fund        $0                $50,001-$100,000
-------------------------- ---------------------------------------------- ----------------- ----------------------

PORTFOLIO MANAGER BIO:

John V. Miller, CFA, joined Nuveen's investment management team as a credit analyst in 1996, with three prior years of experience in the municipal market with a private account management firm. He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. Mr. Miller was promoted to Vice President of Nuveen in 2002. He was previously an analyst with C.W. Henderson & Assoc., a municipal bond manager for private accounts. Currently, he manages investments for five Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: June 8, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: June 8, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: June 8, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.